EXHIBIT 10.23

                  AMENDMENT TO MEMORANDUM EMPLOYMENT AGREEMENT

THIS AMENDMENT TO MEMORANDUM EMPLOYMENT AGREEMENT (the "Amendment"), made as of this 5th day of November, 2002, by and between Cronos Containers S.r.L., an Italian corporation (the "Employer"), and Nico Sciacovelli (the "Employee"),

                              W I T N E S S E T H:

                  WHEREAS, Employer and Employee entered into a Memorandum Employment Agreement, dated as of December 1, 1999, as amended on December 18, 2001 (hereinafter, the "Employment Agreement"); and

                  WHEREAS, pursuant to clauses 1.1 and 12.1 of the Employment Agreement, Employer agreed to employ Employee, and Employee agreed to serve in the employ of the Employer, on an exclusive and full-time basis, as the Vice President of Europe of Employer, through November 30, 2003, subject to earlier termination pursuant to the provisions of the Employment Agreement; and

                  WHEREAS, Employer and Employee desire to extend the term of the Employment Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

                  6. Extension of Term of Employment Agreement. Employer agrees to employ the Employee, and the Employee agrees to serve in the employ of the Employer, on an exclusive and full-time basis, in the position identified for Employee in the Employment Agreement, subject to the supervision and direction

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EXHIBIT 10.23

of that person or persons set forth in the Employment Agreement, through November 30, 2004, unless such period is sooner terminated by either party giving the other not less than three (3) months written notice and pursuant to the provisions of the Employment Agreement.

                  7. Continuance in Force of Employment Agreement. Other than as specifically amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the Employer and the Employee have signed this Amendment, effective as of the date and year first above written.

                                             "EMPLOYER"

                                             CRONOS CONTAINERS S.R.L.

                                             By /s/ PETER J. YOUNGER

                                                Peter J. Younger

                                             Its Director

                                             "EMPLOYEE"

                                                /s/ N. SCIACOVELLI

                                                N. Sciacovelli

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